EXHIBIT 99.2

 Investors Presentation   ®    Fourth Quarter 2016 Results  February 9, 2017

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2017 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of February 9, 2017 and as well as those set forth in our Annual Report on Form 10-K filed by us on February 29, 2016 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- **Future operating results**
- **Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses**
- **Deployment of cash and investment balances to grow the company**
- **Subscriber growth, retention, usage levels and average revenue per account**
- **Cloud service and digital media growth and continued demand for fax services**
- **International growth**
- **New products, services, features and technologies**
- **Corporate spending including stock repurchases**
- **Intellectual property and related licensing revenues**
- **Liquidity and ability to repay or refinance indebtedness**
- **Network capacity, coverage, reliability and security**
- **Regulatory developments and taxes**

All information in this presentation speaks as of February 9, 2017 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

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Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- **Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines**
- **Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise**
- **Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies**
- **Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization**
- **New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes**
- **Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach**
- **Competition from others with regard to price, service, content and functionality**
- **Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP**
- **Inability to continue to expand our business and operations internationally**
- **Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations**
- **Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans**
- **Inability to maintain and increase our cloud services customer base or average revenue per user**
- **Enactment of burdensome telecommunications, Internet, advertising, health care or other regulations, or being subject to existing regulations**
- **Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return**
- **Loss of services of executive officers and other key employees**
- **Other factors set forth in our Annual Report on Form 10-K filed by us on February 29, 2016 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC**

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   Q4 & FY 2016 Results

 5  Record Results - full year and Q4 resultsAll Q4 Records: Revenue(1)(2) $252M, EBITDA(1)(2) $117M, FCF(1)(2) $83M, and Adjusted EPS(1)(2) $1.49All FY Records: Revenue(1)(2) $874M, EBITDA(1)(2) $396M, FCF $260M(1)(2), and Adjusted EPS(1)(2) $4.992016 FY Revenue up $153M or 21% vs. prior yearM&A strategy continues to drive revenue and margin expansion22 acquisitions completed in 2016, including our largest acquisition to date with Everyday HealthBusiness Cloud Services2016 FY Revenue of $567M, up $62M or 12% vs. prior yearBusiness Cloud Services (excl. Cloud Connect) Revenue up $49M or 34% vs. prior yearMedia2016 FY Revenue of $307M, up over $91M or +42% vs. prior yearAcquired Everyday Health in December 2016EBITDA margin(1)(2) greater than 37%  2016 Accomplishments  Figures are Adjusted Non-GAAP. See slides 34 and 28-31 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.

   j2 Global Consolidated

 7  Q4 2016 Results vs. Prior Year  See slides 22-26 for a GAAP reconciliation of revenue, earnings per diluted share and adjusted EBITDA for the Company as a whole and by segment.Includes Allocation from Cloud Connect to Cloud Services of $1.7M in Q4 ‘16 and $1.8M in Q4 ’15The Consolidated j2 Global data may not foot as each segment is calculated independently  ($ in thousands)

   Business Cloud Services

 9  Q4 2016 HighlightsQ4 ‘16 Revenue up ~5% vs. Q4 ’15 ($1.2M in foreign currencies headwinds)2016 Full Year HighlightsFax/Voice Revenue grew ~$15M in 2016 vs. 2015 (+$18.4M or 5% in constant currencies)Fax represented 42% of total j2 consolidated revenue in 2015, and dropped to 35% in 20163 acquisitions completed in 20162017 OutlookRevenue expected to continue to grow to +$371M (even though $6.5M in foreign currencies)Fax is expected to represent ~27% of total Revenue in 2017, while continuing to growAcquisition pipelineContinue to maintain EBITDA(1)(2) margin of >55%   Cloud Connect  Figures are Adjusted Non-GAAP. See slides 26-36 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Cloud Backup

Q4 2016 Highlights

- Q4 ‘16 Revenue up ~9% vs Q4 ’15 ($1.4M in currency headwinds)

2016 Full Year Highlights

- Revenue $115M, up 56% vs. prior year (+$3.9M or 62% in constant currencies)
- EBITDA(1)(2) up 92% vs. prior year, EBITDA margin improved to 53%
- Completed 11 acquisitions including VaultLogix® and Frontsafe
- Frontsafe acquisition expanded KeepItSafe® brand into Denmark

2017 Outlook

- Revenue expected to be up in constant currencies, without significant M&A
- Investment in the following to position backup for continued growth:
  - Leadership in key roles (GM, Engineering, Finance, Marketing)
  - Investment in R&D
  - Marketing and Advertising programs
- EBITDA(1) margin expected to be ~50%
- Healthy acquisition pipeline

(1) Figures are Adjusted Non-GAAP.
(2) See slides 26-36 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

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Email Security

Q4 2016 Highlights

- Q4 ‘16 Revenue flat vs. Q3 ‘16 and down 1% vs. Q4 ’15 in constant currencies

2016 Full Year Highlights

- 2016 Revenue of $46M up 2% vs. prior year (+$1.0M or 4% in constant currencies)
- FuseMail product grew from 200K legacy users early 2016 to over 1.8M users in Q1 2017
- Completed the migration of Nordics to FuseMail product
- Double digit revenue growth in Nordics
- Further developed FuseMail product as viable alternative for McAfee EOL customers
- Excel Micro grew YoY despite McAfee EOL

2017 Outlook

- Further investment in FuseMail platform based on 2016 growth; enabling enhanced features, pricing upgrades and larger size users, driving margin and retention of user base
- EBITDA margin improvement
- Grow M&A pipeline for roll-up acquisition opportunities
- Consolidation and optimization of global operations to continue

(1) Figures are Adjusted Non-GAAP.
(2) See slides 26-36 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

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Email Marketing

4Q 2016 Highlights

- Q4 ‘16 Revenue up 34% vs. Q4 ‘15

2016 Full Year Highlights

- 2016 Revenue of ~$27M up 27% vs. prior year
- Completed 4 acquisitions including MailOut, WhatCounts, SMTP and Unified Email
- Proven ability to efficiently integrate new acquisitions
- ARPU is up to $261 vs. $219 in prior year
- Won several gold and bronze Stevie Awards for Sales Achievements and Customer Service Team of the Year

2017 Outlook

- Revenue expected to grow by 20% to be more than $32M
- EBITDA(1) margin expected to grow to >50%
- Healthy acquisition pipeline

(1) Figures are Adjusted Non-GAAP.
(2) See slides 26-36 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

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   Digital Media

Q4 2016 Digital Media Highlights

- Digital media business demonstrating strong fundamentals
  - Q4 '16 Revenue of $109M, +56% vs. Q4 '15
  - Q4 '16 EBITDA(1)(2) of $44M, up, +37% vs. Q4 '15
  - Total multi-platform visits were up 18% YoY at 1.3B (3)
- Commerce revenue grew 171% YOY vs. Q4 2015
  - Black Friday and Cyber Monday grew significantly YOY, with PCMag.com leading the way at 117% YOY growth for this period
  - Shopping clicks to our merchant partners reached 32.7MM, a 64% increase YOY
  - Launched best.offers.com, a category-centric initiative of over 200 categories ranging from baby monitors to radar detectors, from wireless routers to snow blowers.
- Ookla achieved several key milestones during Q4 2016
  - Total tests across all platforms exceed 600M tests for the first time within a single quarter
  - Speedtest apps were installed 18.2M times during Q4 '16, an increase of 42% YOY
  - Speedtest apps now available on 8 user platforms: Android, iPhone, Windows Phone, Web, Chrome Extension, Apple TV, Windows App and Mac OS App



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(1) Figures are Adjusted Non-GAAP
(2) See slides 26-36 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.
(3) Google Analytics (GA), Omniture and /or Partner Platforms

Q4 2016 Digital Media Highlights

- Social platform distribution significantly increases
  - Total social followers are up 47% YOY to 28.4M
    - AskMen Facebook followers up 117% YOY to 1.2M
    - PCMag/Geek.com/ExtremeTech combined Facebook and Twitter followers are up 25% YOY to 1.9M
    - IGN total social followers are up 59% YOY, eclipsing the 20M follower mark
      - IGN had 450M video views on Facebook, 102% YOY
- Everyday Health closes, bringing new vertical and female-focused demo
  - Acquisition Rationale:
    - High-value decision-oriented vertical
    - Well positioned to exploit favorable trends in the pharma landscape
    - Complementary platforms and skills to engage and monetize audiences
    - Combined reach and scale strengthens our appeal to marketers
  - Near-term focus:
    - "Shrink to grow" by eliminating negative-margin revenues and low-potential/high-distraction business activities
    - Reduced combined workforce by 7%, including the merging of corporate functions (finance, HR, legal, corp. IT)
    - Terminated or restructured vendor agreements which will add several points of margin in 2017
    - Re-organized the DTC pharma sales organization to orient reps by conditions versus parent companies
    - What to Expect sold its first, large-scale video deal to a major national retailer, as it ramps up original video production
    - Everyday Health Pro launched Medpage Today Education, a continuing medical education offering, representing a new way to engage its physician audience

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Google Analytics (GA) and/or Partner Platforms

Digital Media 2016 Results & 2017 Outlook

2016 Results

- 2016 FY Revenue of $307M, up $91M or 42% vs. prior year
- Acquired Everyday Health in December 2016
- EBITDA(1)(2) margin greater than 37%

2017 Outlook

- Revenue(1) growth expected to be >80%
- EBITDA(1) margin ~32%
  - Everyday Health EBITDA margin will improve over time

(1) Figures are Adjusted Non-GAAP.
(2) See slides 26-36 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA

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   2017 Financial Guidance

2017 Outlook (Non-GAAP)

Cloud Services

- Revenue growth expected to be ~2-3%
  - EBITDA(1) margin ~52%
  - Sustaining EBITDA margin even with investment in Backup
- IP Licensing
  - Revenue expected between $3.0M - $4.0M

Media

- Revenue(1) growth expected to be >80%
- EBITDA(1) margin expected to be ~32%
- Distribution of Revenues in 2017
  - Q1 expected to represent ~20% of full year Revenue, versus ~20% in prior year
  - Q4 expected to represent ~32% of full year Revenue, versus ~35% in prior year

Corporate

- Foreign currencies adversely affecting consolidated Revenue by ~$15M, ~$0.10 in EPS
- Assumes refinancing of senior notes - higher interest expense impacts EPS by $0.10
- Tax rate expected to be between 28.5%-30.5%
- Excludes Share-Based Compensation of between $14-$16M
- Effective Share Count for EPS 49.0M, assumes no dilution from the convertible note

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(1) Figures are Adjusted Non-GAAP. .

   Revenues  $1,130M - $1,170M  Adjusted Non-GAAP EPS(1)(2)   $5.60 - $6.00  19  2017 Guidance  Figures are adjusted Non-GAAP.Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2017 (excluding certain expenses that may not be indicative of our recurring core business operating results) will be between 28.5% and 30.5%

   Supplemental Information

 21  See slide 27 - 30 for a definition of adjusted Non-GAAP net income and a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPSSee slide 26 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activitiesSee slide 26 for a definition of adjusted EBITDA and reconciliation to Net Income  Financial Metrics: Consolidated

Financial & Other Metrics Cloud & Media

Total Cloud

(in 000's)

	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2016 Q1	2016 Q2	2016 Q3	2016 Q4
Revenue by Type								
Fixed Subscriber Revenues	$96,097	$102,437	$103,957	$112,428	$115,496	$117,199	$117,816	$117,885
Variable Subscriber Revenues	$19,687	$21,368	$21,364	$21,384	$21,453	$24,156	$24,396	$23,944
Subscriber Revenues	$115,784	$123,805	$125,321	$133,812	$136,949	$141,355	$142,212	$141,830
Other Licenses Revenues (1)	$2,277	$1,383	$1,115	$1,141	$1,191	$1,105	$1,130	$1,168
Total Cloud Revenues	$118,061	$125,188	$126,436	$134,953	$138,139	$142,460	$143,342	$142,998
Revenue - DID vs. Non-DID								
DID Based Revenues	$85,777	$88,945	$89,257	$88,676	$89,967	$92,592	$92,396	$92,787
Non-DID Based Revenues	$32,284	$36,243	$37,179	$46,277	$48,173	$49,868	$50,946	$50,211
Total Cloud Revenues	$118,061	$125,188	$126,436	$134,953	$138,139	$142,460	$143,342	$142,998
Cloud Services Customers (2)	2,896	2,936	2,994	3,011	3,074	3,081	3,108	3,109
Average Monthly Revenue/Customers (3)	$13.91	$14.15	$14.09	$14.84	$15.00	$15.31	$15.32	$15.21
Cancel Rate (4)	2.2%	1.9%	2.0%	2.1%	2.2%	2.2%	2.3%	2.1%

Media

(in '000s)

	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2016 Q1	2016 Q2	2016 Q3	2016 Q4
Digital Media Traffic (5)								
Visits	955,687	931,769	1,022,275	1,091,510	1,096,332	1,159,925	1,448,339	1,287,501
Views	2,391,570	2,226,210	2,569,875	3,087,971	3,637,100	4,215,216	5,405,305	4,805,816

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

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23  FY 2016 Results vs. Prior Year  See slides 26-36 for a GAAP reconciliation of revenue, earnings per diluted share and adjusted EBITDA for the Company as a whole and by segment.Includes Allocation from Cloud Connect to Cloud Services of $6.8M in 2016 and $6.5M in 2015The Consolidated j2 Global data may not foot as each segment is calculated independently  ($ in thousands)

 24  Non-GAAP Financials Cloud Segment by Service  Figures are Adjusted Non-GAAP. See slides 35-36 for a GAAP reconciliation of Revenue, Operating Profit and EBITDA.Includes Allocation from Cloud Connect to Cloud Services of $0.8M, $2.4M, $4.1M, $6.5M and $6.8M in 2012-2016, respectivelyCalculation includes $12.6M of Patent Revenue as reported on a GAAP basis

 25  Non-GAAP Financials Digital Media, Corporate and Consolidated  Figures are Adjusted Non-GAAP. See slides 35-36 for a GAAP reconciliation of Revenue, Operating Profit and EBITDACalculation includes $12.6M of Patent Revenue as reported on a GAAP basis

 26  Free Cash Flow (1)  Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 and Q3 2015 excludes the effect of payments associated with taxes for prior periods under audit. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposesAdjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes   GAAP Reconciliation Free Cash Flow & Adjusted EBITDA  Adjusted EBITDA (2)  ($ in millions)

 27  GAAP Reconciliation Q4 Adjusted Non-GAAP Earnings & EPS  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition 3) Elimination of amortization of acquired patents and intangible assets 4) Elimination of additional income tax (expense) benefit from prior years  ($ in thousands)

 28  GAAP Reconciliation Q4 Adjusted Non-GAAP Earnings & EPS (continued)  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes 4) Elimination of amortization of acquired patents and intangible assets 5) Elimination of additional income tax (expense) benefit from prior years * Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently  ($ in thousands)

 29  GAAP Reconciliation FY 2016 Adjusted Non-GAAP Earnings & EPS  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition 3) Elimination of amortization of acquired patents and intangible assets 4) Elimination of additional income tax (expense) benefit from prior years 5) Elimination of IRS consulting fees  ($ in thousands)

 30  GAAP Reconciliation FY 2016 Adjusted Non-GAAP Earnings & EPS (continued)  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes 4) Elimination of amortization of acquired patents and intangible assets 5) Elimination of additional income tax (expense) benefit from prior years 6) Sale of Investment 7) Elimination of IRS consulting fees * Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently  ($ in thousands)

 31  GAAP Reconciliation Q4 2016 Adjusted EBITDA  ($ in thousands)

 32  GAAP Reconciliation Q4 2015 Adjusted EBITDA  ($ in thousands)

 33  GAAP Reconciliation FY 2016 Adjusted EBITDA  ($ in thousands)

 34  GAAP Reconciliation FY 2015 Adjusted EBITDA  ($ in thousands)

 35  CONSOLIDATED  ($ in thousands)   GAAP Reconciliation Operating Profit

 36  CLOUD  ($ in thousands)   GAAP Reconciliation Operating Profit  MEDIA

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